                                                                    EXHIBIT 10.7

NOTE: This form contract is a suggested guide only and use of this form or any variation thereof shall be at the sole discretion and risk of the user parties. Users of the form contract or any portion or variation thereof are encouraged to seek the advice of counsel to ensure that the contract reflects the complete agreement of the parties and applicable law. The International Association of Drilling Contractors disclaims any liability whatsoever for loss or damages which may result from use of the form contract or portions or variations thereof.

                                                              Revised June, 1994

[LOGO]        INTERNATIONAL ASSOCIATION OF DRILLING CONTRACTORS
                             DRILLING BID PROPOSAL
                                     AND
                        DAYWORK DRILLING CONTRACT - U.S.


TO:
       -------------------------------------------
       -------------------------------------------
       -------------------------------------------

Please submit bid on this drilling contract form for performing the work outlined below, upon the terms and for the consideration set forth, with the understanding that if the bid is accepted by
                                             -----------------------------------
--------------------------------------------------------------------------------
this instrument will constitute a contract between us. Your bid should be mailed or delivered not later than _______________ P.M. on _______________, 19_____ to the following address:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
             *           *          *         *         *         *
           THIS AGREEMENT CONTAINS PROVISIONS RELATING TO INDEMNITY,
                  RELEASE OF LIABILITY, AND ALLOCATION OF RISK

THIS AGREEMENT (The "Contract") is made and entered into on the date hereinafter set forth by and between the parties herein designated as "Operator" and "Contractor".
       OPERATOR:        Chesapeake Operating, Inc.
                     ---------------------------------------------------------
       ADDRESS:         P.O. Box 18496
                     ---------------------------------------------------------
                        Oklahoma City, Oklahoma 73154-0496
                     ---------------------------------------------------------
       CONTRACTOR       Bayard Drilling Technologies, Inc.
                     ---------------------------------------------------------
       ADDRESS:         4005 N.W. Expressway, Suite 400E
                     ---------------------------------------------------------
                        Oklahoma City, Oklahoma 73116
                     ---------------------------------------------------------

IN CONSIDERATION of the mutual promises, conditions and agreements herein contained and the specifications and special provisions set forth in Exhibit "A" and Exhibit "B" attached hereto and made a part hereof. Operator engages Contractor as an independent Contractor to drill the hereinafter designated well or wells in search of oil or gas on a daywork basis.

For purposes hereof, the term "daywork basis" means Contractor shall furnish equipment, labor and perform services as herein provided, for a specified sum per day under the direction, supervision and control of Operator (inclusive of any employee, agent, consultant or subcontractor engaged by Operator to direct drilling operations). When operating on a daywork basis, Contractor shall be fully paid at the applicable rates of payment and assumes only the obligations and liabilities stated herein. Except for such obligations and liabilities specifically assumed by Contractor, Operator shall be solely responsible and assumes liability for all consequences of operations by both parties while on a daywork basis, including results and all other risks or liabilities incurred in or incident to such operations.

1.     LOCATION OF WELL:

       Well Name
       and Number:      To be determined.
                   -----------------------------------------------------------
       Parish/                                      Field
       County:                State:                Name:
               -------------         -------------        --------------------
       Well location and
       land description:        Initial well shall be the first well spudded
                                after December 10, 1996 (Bayard closing date.)

       1.1 ADDITIONAL WELL LOCATIONS OR AREAS:   Additional wells that fall
under the jurisdiction of this contract are to be identified by letter agreement between Operator and Contractor.

Locations described above are for well and Contract identification only and Contractor assumes no liability whatsoever for a proper survey or location stake on Operator's lease.

2.     COMMENCEMENT DATE:

       Contractor agrees to use reasonable efforts to commence operations for the drilling of the well by the N/A day of N/A , 19____, or This is a term contract as described in Paragraph 6 below beginning on the spud date of the initial well described in Paragraph 1 above.

3.     DEPTH:

       3.1 WELL DEPTH: The well(s) shall be drilled to a depth of approximately _______ feet, or to the Per Operator's Specification formation, whichever is deeper, but the Contractor shall not be required hereunder to drill said well(s) below a maximum depth of ___________ feet, unless Contractor and Operator mutually agree to drill to a greater depth.

4.     DAYWORK RATES:

       Contractor shall be paid at the following rates for the work performed hereunder.

       4.1 MOBILIZATION: Operator shall pay Contractor a mobilization fee of
$  N/A   or a mobilization day rate of $ See 4.3   per day.  This sum shall be
due and payable in full at the time the rig is rigged up or positioned at the well site ready to spud. Mobilization shall include: Trucks and cranes provided by Operator to move and rig up Contractor's equipment between wells covered by this contract.

       4.2 DEMOBILIZATION: Operator shall pay Contractor a demobilization fee of $ 10,000 or a demobilization day rate during tear down of $ N/A per day, provided however that no demobilization fee shall be payable if the Contract is terminated due to the total loss or destruction of the rig. Demobilization shall include: Lump sum demobilization for rig down and move out after last well at end of the contract.

       4.3 MOVING RATE: During the time the rig is in transit to or from a drill site, or between drill sites, commencing on ______________, Operator shall pay Contractor a sum of $ 2,500 per twenty-four (24) hour day.

       4.4 OPERATING DAY RATE: For work performed per twenty-four (24) hour day with 5 man crew the operating day rate shall be:

              DEPTH INTERVALS   See 23.2
FROM            TO              WITHOUT DRILL PIPE      WITH DRILL PIPE
                               $               per day                 per day
----------      ----------      ---------------         ---------------
                               $               per day                 per day
----------      ----------      ---------------         ---------------
                               $               per day                 per day
----------      ----------      ---------------         ---------------
Using Operator's drill pipe $               per day
                             ---------------

                       (U.S. Daywork Contract - Page 1)

                                                              Revised June, 1994

If under the above column "With Drill Pipe" no day rates are specified, the daywork rate per twenty-four hour day when drill pipe is in use shall be the applicable daywork rate specified in the column "Without Drill Pipe" plus compensation for any drill pipe actually used at the rates specified below, computed on the basis of the maximum drill pipe in use at any time during each twenty-four hour day.

                        DRILL PIPE RATES PER 24-HOUR DAY

                                                                     DIRECTIONAL OR
       STRAIGHT HOLE                   SIZE        GRADE       UNCONTROLLABLE DEVIATED HOLE         SIZE        GRADE
$                         per ft.                             $                         per ft.
 -------------------------          ----------   ---------     -------------------------          ----------   ----------
$                         per ft.                             $                         per ft.
 -------------------------          ----------   ---------     -------------------------          ----------   ----------
$                         per ft.                             $                         per ft.
 -------------------------          ----------   ---------     -------------------------          ----------   ----------

Directional or uncontrolled deviated hole will be deemed to exist when deviation exceeds __________ degrees or when the change of angle exceeds __________ degrees per one hundred feet.

       Drill pipe shall be considered in use not only when in actual use but also while it is being picked up or laid down. When drill pipe is standing in the derrick, it shall not be considered in use, provided, however, that if Contractor furnishes special strings of drill pipe, drill collars, and handling tools as provided for in Exhibit "A", the same shall be considered in use at all times when on location or until released by Operator. In no event shall fractions of an hour be considered in computing the amount of time drill pipe is in use but such time shall be computed to the nearest hour, with thirty minutes or more being considered a full hour and less than thirty minutes not to be counted.
       Operating rate will begin when the drilling unit is rigged up at the drilling location, or positioned over the location during marine work, and ready to commence operations; and will cease when the rig is ready to be moved off the location.

       4.5 REPAIR RATE: In the event it is necessary to shut down Contractor's rig for repairs, excluding routine rig servicing, while Contractor is performing daywork hereunder, Contractor shall be allowed compensation at the applicable daywork rate for each period of shutdown time up to a maximum of 4** hours for any one repair job and a total of 18** hours for each thirty (30) day period. Thereafter, Contractor shall be compensated at a rate of $ 0 per twenty-four (24) hour day. Rig lubrication, cutting drilling line and replacing mud pump expendables shall not be included in computing the number of hours of shutdown time.

       4.6 See Paragraph 7.15 in Exhibit A

       4.7 FORCE MAJEURE RATE: $ 3,000 per twenty-four (24) hour day for any continuous period that normal operations are suspended or cannot be carried on due to conditions of force majeure as defined in Paragraph 17 hereof. It is, however, understood that subject to Paragraph 6.3 below, Operator can release the rig in accordance with Operator's right to direct stoppage of the work, effective when conditions will permit the rig to be moved from the location.

     4.8 REIMBURSABLE COSTS: Operator shall reimburse Contractor for the costs of material, equipment, work or services which are to be furnished by Operator as provided for herein but which for convenience are actually furnished by Contractor at Operator's request, plus 10 percent for such cost of handling.

     4.9 REVISION IN RATES: The rates and/or payments herein set forth due to Contractor from Operator shall be revised to reflect the change in costs if the costs of any of the items hereinafter listed shall vary by more than 5 percent from the costs thereof on the date of this Contract or by the same percent after the date of any revision pursuant to this paragraph:
     (a) Labor costs, including all benefits, of Contractor's personnel;
     (b) Contractor's cost of insurance premiums;
     (c) Contractor's cost of fuel, including all taxes and fees; the cost per
         gallon/MCF being $   N/A     ;
     (d) Contractor's cost of catering, when applicable;
     (e) If Operator requires Contractor to increase or decrease the number of Contractor's personnel;
     (f) Contractor's cost of spare parts and supplies with the understanding that such spare parts and supplies constitute 35 percent of the Operating Rate and that the parties shall use the U.S. Bureau of Labor Statistics Oilfield Drilling Machinery and Equipment Wholesale Price Index (Code No. 1191-02) to determine to what extent a price variance has occurred in said spare parts and supplies; Calculated after each well
     (g) If there is any change in legislation or regulations in the area in which Contractor is working or other unforeseen, unusual event that alters Contractor's financial burden.

5.  TIME OF PAYMENT:

     Payment is due by Operator to Contractor as follows:

     5.1 Payment for mobilization, drilling and other work performed at applicable day rates, and all other applicable charges shall be due, upon presentation of invoice therefor, upon completion of mobilization, completion of the well, or at the end of the month in which such work was performed or other charges are incurred, whichever shall first occur. All invoices may be mailed to Operator at the address hereinabove shown, unless Operator does hereby designate that such invoices shall be mailed as follows:

                P.O. Box 14880, Oklahoma City, Oklahoma 73113
--------------------------------------------------------------------------------

       5.2 DISPUTED INVOICES AND LATE PAYMENT: Operator shall pay all invoices within 60 days after receipt except that if Operator disputes an invoice or any part thereof, Operator shall, within sixty days after receipt of the invoice, notify Contractor of the item disputed, specifying the reason therefor, and payment of the disputed item may be withheld until settlement of the dispute, but timely payment shall be made of any undisputed portion. Any sums (including amounts ultimately paid with respect to a disputed invoice) not paid within the above specified days shall bear interest at the rate of _______ percent or the maximum legal rate, whichever is less, per month from the due date until paid. If Operator does not pay undisputed items within the above stated time, Contractor may terminate this Contract as specified under Subparagraph 6.3. See attached Operator's Addendum.

       5.3 ATTORNEY'S FEES: If this Contract is placed in the hands of an attorney for collection lf any sums due hereunder, or suit is brought on same, or sums due hereunder are collected through bankruptcy or probate proceedings, then Operator agrees that there shall be added to the amount due reasonable attorney's fees and costs.

6.  TERM:

     6.1 DURATION OF CONTRACT: This Contract shall remain in full force and effect until drilling operations are completed on the well or wells specified in Paragraph 1 above, or for a term of 730 calendar days, commencing on the date specified in Paragraph 2 above.*

     6.2 EXTENSION OF TERM: Operator may extend the term of this Contract for additional well(s) or for a period of 2 additional years by giving notice to Contractor at least 45 days prior to completion of the well then being drilled Contractor to provide written notice to operator approximately 60 days prior to the end of the 2 year term.

     6.3 EARLY TERMINATION:

     (a) BY EITHER PARTY: Upon giving of written notice, either party may terminate this Contract when total loss or destruction of the rig, or a major breakdown with indefinite repair time necessitate stopping operations hereunder.

     (c) BY CONTRACTOR: Notwithstanding the provisions of Paragraph 3 with respect to the depth to be drilled, in the event Operator shall become insolvent, or be adjudicated as bankrupt, or file, by way of petition or answer, a debtor's petition or other pleading seeking adjustment of Operator's debts, under any bankruptcy or debtor's relief laws now or hereafter prevailing, or if any such be filed against Operator, or in case a receiver be appointed of Operator or Operator's property, or any part thereof, or Operator's affairs be placed in the hands of a Creditor's Committee, or, following ten days prior written notice to Operator if Operator does not pay Contractor within the time specified in Subparagraph 5.2 all undisputed items due and owing, Contractor may, at its option, elect to terminate further performance of any work under this Contract and Contractor's right to compensation shall be as set forth in Subparagraph 6.4 hereof. In addition to Contractor's right to terminate performance hereunder. Operator hereby expressly agrees to protect, defend and indemnify Contractor from and against any claims, demands and causes of action, including all costs of defense, in favor of Operator. Operator's joint venturers, or other parties arising out of any drilling commitments or obligations contained in any lease, farmout agreement or other agreement, which may be affected by such termination of performance hereunder. *however commencement shall be no later than January 1, 1997, regardless of actual start date so that the original term shall not extend beyond December 31, 1998
**See Paragraph 7.11 in Exhibit A

                      (U.S. Daywork Contract - Page 2)

                                                              Revised June, 1994

7.  CASING PROGRAM:

    Operator shall have the right to designate the points at which casing will be set and the manner of setting, cementing and testing. Operator may modify the casing program, however, any such modification which materially increases Contractor's hazards or costs can only be made by mutual consent of Operator and Contractor and upon agreement as to the additional compensation to be paid Contractor as a result thereof.

8.  DRILLING METHODS AND PRACTICES:

     8.1 Contractor shall maintain well control equipment in good condition at all times and shall use all reasonable means to prevent and control fires and blowouts and to protect the hole.

      8.2 Subject to the terms hereof, and at Operator's cost, at all times during the drilling of the well, Operator shall have the right to control the mud program, and the drilling fluid must be of a type and have characteristics and be maintained by Contractor in accordance with the specifications shown in Exhibit "A".

     8.3 Each party hereto agrees to comply with all laws, rules, and regulations of any federal, state or local governmental authority which are now or may become applicable to that party's operations covered by or arising out of the performance of this Contract. When required by law, the terms of Exhibit "B" shall apply to this Contract. In the event any provision of this Contract is inconsistent with or contrary to any applicable federal, state or local law, rule or regulation said provision shall be deemed to be modified to the extent required to comply with said law, rule or regulation, and as so modified said provision and this Contract shall continue in full force and effect.

     8.4 Contractor shall keep and furnish to Operator an accurate record of the work performed and formations drilled on the IADC-API Daily Drilling Report Form or other form acceptable to Operator. A legible copy of said form signed by Contractor's representative shall be furnished by Contractor to Operator.

    8.5 If requested by Operator, Contractor shall furnish Operator with a copy of delivery tickets covering any material or supplies provided by Operator and received by Contractor.

9.  INGRESS, EGRESS, AND LOCATION:

    Operator hereby assigns to Contractor all necessary rights of ingress and egress with respect to the tract on which the well is to be located for the performance by Contractor of all work contemplated by this Contract. Should Contractor be denied free access to the location for any reason not reasonably within Contractor's control, any time lost by Contractor as a result of such denial shall be paid for at the applicable rate. Operator agrees at all times to maintain the road and location in such condition that will allow free access and movement to and from the drilling site in an ordinarily equipped highway type vehicle. If Contractor is required to use bulldozers, tractors, four-wheel drive vehicles, or any other specialized transportation equipment for the movement of necessary personnel, machinery, or equipment over access roads or on the drilling location, Operator shall furnish the same at its expense and without cost to Contractor. The actual cost of repairs to any transportation equipment furnished by Contractor or its personnel damaged as a result of improperly maintained access roads or location will be charged to Operator. Operator shall reimburse Contractor for all amounts reasonably expended by Contractor for repairs and/or reinforcement of roads, bridges and related or similar facilities (public and private) required as direct result of a rig move pursuant to performance hereunder.

10.  SOUND LOCATION:

     Operator shall prepare a sound location adequate in size and capable of properly supporting the drilling rig, and shall be responsible for a conductor pipe program adequate to prevent soil and subsoil wash out. It is recognized that Operator has superior knowledge of the location and access routes to the location, and must advise Contractor of any subsurface conditions, or obstructions (including, but not limited to, mines, caverns, sink holes, streams, pipelines, power lines and telephone lines) which Contractor might encounter while en route to the location or during operations hereunder. In the event subsurface conditions cause a cratering or shifting of the location surface, or if seabed conditions prove unsatisfactory to properly support the rig during marine operations hereunder, and loss or damage to the rig or its associated equipment results therefrom, Operator shall, without regard to other provisions of this Contract, including Paragraph 14.1 hereof, reimburse Contractor to the extent not covered by Contractor's insurance, for all such loss or damage including payment of force majeure rate during repair and/or demobilization if applicable.

11.  EQUIPMENT CAPACITY:

     If applicable hereunder, operations shall not be attempted where canal or water depths are in excess of N/A feet, or under any other conditions which exceed the capacity of the equipment specified to be used hereunder. Contractor shall make final decision as to when an operation or attempted operation would exceed the capacity of specified equipment.

12.  TERMINATION OF LOCATION LIABILITY:

     When Contractor has complied with all obligations of the Contract regarding restoration of Operator's location, Operator shall thereafter be liable for damage to property, personal injury or death of any person which occurs as a result of conditions of the location and Contractor shall be relieved of such liability; provided, however, if Contractor shall subsequently reenter upon the location for any reason, including removal of the rig, any term of the Contract relating to such reentry activity shall become applicable during such period.

13.  INSURANCE:

    During the life of this Contract, Contractor shall at Contractor's expense maintain, with an insurance company or companies authorized to do business in the state where the work is to be performed or through a self-insurance program, insurance coverages of the kind and in the amounts set forth in Exhibit "A", insuring the liabilities specifically assumed by Contractor in Paragraph 14 of this Contract. Contractor shall, if requested to do so by Operator, procure from the company or companies writing said insurance a certificate or certificates that said insurance is in full force and effect and that the same shall not be canceled or materially changed without ten (10) days prior written notice to Operator. For liabilities assumed hereunder by Contractor, its insurance shall be endorsed to provide that the underwriters waive their right of subrogation against Operator. Operator will, as well, cause its insurer to waive subrogation against Contractor for liability it assumes and shall maintain, at Operator's expense, or shall self insure, insurance coverage of the same kind and in the same amount as is required of Contractor, insuring the liabilities specifically assumed by Operator in Paragraph 14 of this Contract.

                      (U.S. Daywork Contract - Page 3)

14. RESPONSIBILITY FOR LOSS OR DAMAGE, INDEMNITY, RELEASE OF LIABILITY AND ALLOCATION OF RISK:

        14.1 CONTRACTOR'S SURFACE EQUIPMENT: Contractor shall assume liability at all times for damage to or destruction of Contractor's surface equipment, regardless of when or how such damage or destruction occurs, and Contractor shall release Operator of any liability for any such loss, except loss or damage under the provisions of Paragraphs 19 or 14.3.

        14.2 CONTRACTOR'S IN-HOLE EQUIPMENT: Operator shall assume liability at all times for damage to or destruction of Contractor's in-hole equipment, including, but not limited to, drill pipe, drill collars, and tool joints, and Operator shall reimburse Contractor for the value of any such loss or damage; the value to be determined by agreement between Contractor and Operator as current repair costs or replacement in kind and condition.

        14.3    CONTRACTOR'S EQUIPMENT - ENVIRONMENTAL LOSS OR DAMAGE:
Notwithstanding the provisions of Paragraph 14.1 above, Operator shall assume liability at all times for damage to or destruction of Contractor's equipment caused by exposure to highly corrosive or otherwise destructive elements, including those introduced into the drilling fluid.

        14.4 OPERATOR'S EQUIPMENT: Operator shall assume liability at all times for damage to or destruction of Operator's equipment, including, but not limited to, casing, tubing, well head equipment, and platform if applicable, regardless of when or how such damage or destruction occurs, and Operator shall release Contractor of any liability for any such loss or damage.

        14.5 THE HOLE: In the event the hole should be lost or damaged, Operator shall be solely responsible for such damage to or loss of the hole, including the casing therein. Operator shall release Contractor of any liability for damage to or loss of the hole, and shall protect, defend and indemnify Contractor from and against any and all claims, liability, and expense relating to such damage to or loss of the hole.

        14.6 UNDERGROUND DAMAGE: Operator shall release Contractor of any liability for, and shall protect, defend and indemnify Contractor from and against any and all claims, liability, and expense resulting from operations under this Contract on account of injury to, destruction of, or loss or impairment of any property right in or to oil, gas, or other mineral substance or water, if at the time of the act or omission causing such injury, destruction, loss, or impairment, said substance had not been reduced to physical possession above the surface of the earth, and for any loss or damage to any formation, strata, or reservoir beneath the surface of the earth.

        14.7 INSPECTION OF MATERIALS FURNISHED BY OPERATOR: Contractor agrees to visually inspect all materials furnished by Operator before using same and to notify Operator of any apparent defects therein. Contractor shall not be liable for any loss or damage resulting from the use of materials furnished by Operator, and Operator shall release Contractor from, and shall protect, defend and indemnify Contractor from and against, any such liability.

**

        14.10 LIABILITY FOR WILD WELL: Operator shall be liable for the cost of regaining control of any wild well, as well as for cost of removal of any debris, and shall release Contractor of, and Operator shall protect, defend and indemnify Contractor from and against any liability for such cost.

        14.11 POLLUTION AND CONTAMINATION: Notwithstanding anything to the contrary contained herein, except the provisions of Paragraphs 10 and 12, it is understood and agreed by and between Contractor and Operator that the responsibility for pollution and contamination shall be as follows:

        (a) Unless otherwise provided herein, Contractor shall assume all responsibility for, including control and removal of, and shall protect, defend and indemnify Operator from and against all claims, demands and causes of action of every kind and character arising from pollution or contamination, which originates above the surface of the land or water from spills of fuels, lubricants, motor oils, pipe dope, paints, solvents, ballast, bilge and garbage, except unavoidable pollution from reserve pits, wholly in Contractor's possession and control and directly associated with Contractor's equipment and facilities.

        (b) Operator shall assume all responsibility for, including control and removal of, and shall protect, defend and indemnify Contractor from and against all claims, demands, and causes of action of every kind and character arising directly or indirectly from all other pollution or contamination which may occur during the conduct of operations hereunder, including, but not limited to, that which may result from fire, blowout, cratering, seepage or any other uncontrolled flow of oil, gas, water or other substance, as well as the use or disposition of all drilling fluids, including, but not limited to, oil emulsion, oil base or chemically treated drilling fluids, contaminated cuttings or cavings, lost circulation and fish recovery materials and fluids. Operator shall release Contractor of any liability for the foregoing.

        (c) In the event a third party commits an act or omission which results in pollution or contamination for which either Contractor or Operator, for whom such party is performing work, is held to be legally liable, the responsibility therefor shall be considered, as between Contractor and Operator, to be the same as if the party for whom the work was performed had performed the same and all of the obligations respecting protection, defense, indemnity and limitation of responsibility and liability, as set forth in (a) and (b) above, shall be specifically applied.

        14.12 CONSEQUENTIAL DAMAGES: Neither party shall be liable to the other for special, indirect or consequential damages resulting from or arising out of this Contract, including, without limitation, loss of profit or business interruptions including loss or delay of production, however same may be caused.

        14.13 INDEMNITY OBLIGATION: Except as otherwise expressly limited herein, it is the intent of parties hereto that all indemnity obligations and/or liabilities assumed by such parties under terms of this Contract, including, without limitation, Paragraphs 14.1 through 14.12 hereof, be without limit and without regard to the cause or causes thereof (including preexisting conditions), the unseaworthiness of any vessel or vessels, strict liability, or the negligence of any party or parties, whether such negligence be sole, joint or concurrent, active or passive. The indemnities, and releases and assumptions of liability extended by the parties hereto under the provisions of Paragraph 14 shall inure to the benefit of the parties, their parent, holding and affiliated companies and their respective officers, directors, employees, agents and servants. The terms and provisions of Paragraphs 14.1 through 14.12 shall have no application to claims or causes of action asserted against Operator or Contractor by reason of any agreement of indemnity with a person or entity not a party hereto.

15.     AUDITS:

        If any payment provided for hereunder is made on the basis of Contractor's costs, Operator shall have the right to audit Contractor's books and records relating to such costs. Contractor agrees to maintain such books and records for a period of two (2) years from the date such costs were incurred and to make such books and records available to Operator at any reasonable time or times within the period.

16.     NO WAIVER EXCEPT IN WRITING:

        It is fully understood and agreed that none of the requirements of this Contract shall be considered as waived by either party unless the same is done in writing, and then only by the persons executing this Contract, or other duly authorized agent or representative of the party.

17.     FORCE MAJEURE:

        Neither Operator nor Contractor shall be liable to the other for any delays or damage or any failure to act due, occasioned or caused by reason of any laws, rules, regulations or orders promulgated by any Federal, State, or Local governmental body or the rules, regulations, or orders of any public body or official purporting to exercise authority or control respecting the operations covered hereby, including the procurance or use of tools and equipment, or due, occasioned or caused by strikes, action of the elements, water conditions, inability to obtain fuel or other critical materials, or other causes beyond the control of the party affected thereby. In the event that either party hereto is rendered unable, wholly or in part, by any of these causes to carry out its obligation under this Contract, it is agreed that such party shall give notice and details of Force Majeure in writing to the other party as promptly as possible after its occurrence. In such cases, the obligations of the party giving the notice shall be suspended during the continuance of any inability so caused except that Operator shall be obligated to pay to Contractor the Force Majeure Rate provided for in Paragraph 4.7 above.

** See attached Operator's addendum.



                        (U.S. Daywork Contract - Page 4)

                                                             Revised June, 1994


18.    GOVERNING LAW:

       This Contract shall be construed, governed, interpreted, enforced and litigated, and the relations between the parties determined in accordance with the laws of Oklahoma.

19.    INFORMATION CONFIDENTIAL:

       Upon written request by Operator, information obtained by Contractor in the conduct of drilling operations on this well, including, but not limited to, depth, formations penetrated, the results of coring, testing and surveying, shall be considered confidential and shall not be divulged by Contractor or its employees, to any person, firm, or corporation other than Operator's designated representatives.

20.    SUBCONTRACTS BY OPERATOR:

       Operator may employ other contractors to perform any of the operations or services to be provided or performed by it according to Exhibit "A".


21.    ASSIGNMENT:

       Neither party may assign this Contract without the prior written consent of the other, and prompt notice of any such intent to assign shall be given to the other party. In the event of such assignment, the assigning party shall remain liable to the other party as a guarantor of the performance by the assignee of the terms of this Contract. If any assignment is made that materially alters Contractor's financial burden, Contractor's compensation shall be adjusted to give effect to any increase or decrease in Contractor's operating costs.

22.    NOTICES AND PLACE OF PAYMENT:

       All notices to be given with respect to this Contract unless otherwise provided for shall be given to the Contractor and to the Operator respectively at the address hereinabove shown. All sums payable hereunder to Contractor shall be payable at its address hereinabove shown unless otherwise specified herein.

23.    SPECIAL PROVISIONS:

       23.1 Operator's and Contractor's acceptance of this contract includes acceptance of the provisions of Exhibits A and B and Operator's Addendum, all of which are attached hereto and made a part hereof.

       23.2 The Operating day rates with drill pipe, without drill pipe, and using Operator's drill pipe shall be as follows:

                      Operations in           Operations in
        Rig             Texas (b)             Louisiana (b)
     ---------        -------------           -------------
        11              $5,550                  $5,750
        12               5,550                   5,750
        14               5,550                   5,750
        15               5,550 (a)               5,750 (a)
        16               5,650 (a)               5,850 (a)
        22               5,650 (a)               5,850 (a)


       (a) The day rates for rigs 15, 16, and 22 will be subject to a drill pipe surcharge equal to $250 per day for each rig in which the actual cost of drill pipe is in excess of $20 per foot.

               This surcharge will cease if day rates are adjusted in accordance with paragraph 7.7 in Exhibit A in excess of amount equal or greater than the above day rates plus the surcharge.

       (b) The Operating day rates of $5,650 per day in Texas and $5,850 per day in Louisiana for rigs 16 and 22 are $100 per day higher than rates for rigs 11, 12, 14, and 15 since rigs 16 and 22 are required to have 3 1600HP mud pumps and a mast and substructure rated to at least 1,300,000 lb.

24.    ACCEPTANCE OF CONTRACT:

       The foregoing Contract is agreed to and accepted by Operator this ______ day of ___________, 19__.


                        Operator Chesapeake Operating, Inc.
                                 ------------------------------------
                              By /s/ TOM L. WARD
                                 ------------------------------------
                           Title Tom L. Ward, Chief Operating Officer
                                 ------------------------------------


       The foregoing Contract is accepted by the undersigned as Contractor this ______ day of _____________, 19_____, which is the effective date of this agreement, subject to rig availability, and subject to all of its terms and provisions, with the understanding that unless said Contract is thus executed by Operator within ___________ days of the above date, Contractor shall be in no manner bound by its signature thereto.


                        Contractor Bayard Drilling Technologies, Inc.
                                   -------------------------------------
                                By /s/ JAMES E. BROWN
                                   -------------------------------------
                             Title James E. Brown, President
                                   -------------------------------------

                         (U.S. Daywork Contract - Page 5)

                                                              Revised June, 1994

                                  EXHIBIT "A"

To Daywork Contract dated                                , 1996
                          -------------------------------
Operator Chesapeake Operating, Inc.   Contractor   Bayard Drilling Technologies,
Inc.

Well Name and Number
                     -----------------------------------------

                     SPECIFICATIONS AND SPECIAL PROVISIONS

1. CASING PROGRAM (SEE PAR. 7) per Operator's Specifications

                      HOLE           CASING                                         APPROXIMATE          WAIT ON
                      SIZE            SIZE          WEIGHT               GRADE     SETTING DEPTH        CEMENT TIME
Conductor                      in.            in.             lbs/ft.                              ft.               hrs.
                  -------------     ----------     -----------         ---------   ----------------     -------------
Surface                        in.            in.             lbs/ft.                              ft.               hrs.
                  -------------     ----------     -----------         ---------   ----------------     -------------
Protection                     in.            in.             lbs/ft.                              ft.               hrs.
                  -------------     ----------     -----------         ---------   ----------------     -------------
                               in.            in.             lbs/ft.                              ft.               hrs.
                  -------------     ----------     -----------         ---------   ----------------     -------------
Production                     in.            in.             lbs/ft.                              ft.               hrs.
                  -------------     ----------     -----------         ---------   ----------------     -------------
Liner                          in.            in.             lbs/ft.                              ft.               hrs.
                  -------------     ----------     -----------         ---------   ----------------     -------------
                               in.            in.             lbs/ft.                              ft.               hrs.
--------------    -------------     ----------     -----------         ---------   ----------------     -------------

2. MUD CONTROL PROGRAM (SEE PAR. 8.2)

      DEPTH INTERVAL
          (FT.)                                            WEIGHT                VISCOSITY            WATER LOSS
 FROM             TO                TYPE MUD             (LBS./GAL.)              (SECS)                 (CC)
                                       Per Operator's Specifications
----------    ----------        -------------------   -------------------    -------------------   ---------------------

----------    ----------        -------------------   -------------------    -------------------   ---------------------

----------    ----------        -------------------   -------------------    -------------------   ---------------------

----------    ----------        -------------------   -------------------    -------------------   ---------------------

----------    ----------        -------------------   -------------------    -------------------   ---------------------

Other mud specifications: Operator agrees to furnish corrosion inhibitor to maintain a corrosion rate of less than two (2) lbs. per cubic foot per year. Contractor agrees to provide corrosion rings.


3. INSURANCE (SEE PAR. 13)

    3.1 Adequate Workers' Compensation Insurance complying with State Laws applicable or Employers' Liability Insurance with limits of $ covering all of Contractor's employees working under this Contract.

    3.2 Comprehensive Public Liability Insurance or Public Liability Insurance
        with limits of $   for the death or injury of any one person and $
        for each accident.

    3.3 Comprehensive Public Liability Property Damage Insurance or Public
        Liability Property Damage Insurance with limits of $   for each
        accident and $  aggregate per policy.

    3.4 Automobile Public Liability Insurance with limits of $ for the death or
        injury of each person and $   for each accident; and Automobile Public
        Liability Property Damage Insurance with limits of $      for each
        accident.

    3.5 In the event operations are over water, Contractor shall carry in addition to the Statutory Workers' Compensation Insurance, endorsements covering liability under the Longshoremen's & Harbor Workers' Compensation Act and Maritime liability including maintenance and cure
        with limits of $   for each death or injury to one person and $     for
        any one accident.

    3.6 Other Insurance:
                        --------------------------------------------------------

    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------


4. EQUIPMENT, MATERIALS AND SERVICES TO BE FURNISHED BY CONTRACTOR:

    The machinery, equipment, tools, materials, supplies, instruments, services and labor hereinafter listed, including any transportation for such items shall be provided at the well location at the expense of Contractor unless otherwise noted by this Contract.

    4.1 DRILLING RIG:

    Complete drilling rig designated by Contractor as its Rig No. 11, the major items of equipment being:

Drawworks: Make and Model Mid Continent 1220 EB 2000 input HP, Elmago 7838 brake
                          ------------------------------------------------------
Engines: Make, Model, and H.P. 4-Caterpillar D-398, 1200 HP
                               -------------------------------------------------
   No. on Rig  Ross Hill SCR 4X4
               -----------------------------------------------------------------
Pumps: No. 1 Make, Size, and Power  PZ 10 1350 HP
                                  ----------------------------------------------
   No. 2 Make, Size, and Power  PZ 10 1350 HP
                              --------------------------------------------------
Mud Mixing Pump: Make, Size and Power
                                      ------------------------------------------
Boilers: Number, Make, H.P. and W.P.
                                     -------------------------------------------
Derrick or Mast: Make, Size, and Capacity  Pyramid 144' 1MM# Static Hook Load
                                          --------------------------------------
Substructure: Size and Capacity 26' Self Elevating, 1 MM# Setback
                                ------------------------------------------------
Rotary Drive: Type Mid Continent 27-1/2" Independent Drive
                   -------------------------------------------------------------
Drill Pipe: Size   5   in. 15,000 ft.; Size             in.             ft.
                 -----    --------          ------------   -------------
Drill Collars: Number and Size
                               -------------------------------------------------

                                                              Revised June, 1994


Blowout Preventers:
                   -------------------------------------------------------------

    SIZE                     SERIES OR TEST PR.                   MAKE & MODEL                       NUMBER
      13-5/8                  5,000                                                              Annular
--------------------    ---------------------------------    ------------------------------    ------------------------
      13-5/8                 10,000                                                              Double
--------------------    ---------------------------------    ------------------------------    ------------------------
      13-5/8                 10,000                                                              Double
--------------------    ---------------------------------    ------------------------------    ------------------------

--------------------    ---------------------------------    ------------------------------    ------------------------

--------------------    ---------------------------------    ------------------------------    ------------------------

--------------------    ---------------------------------    ------------------------------    ------------------------

B.O.P. Closing Unit:
                        -----------------------------------------------------------------------------------------------
B.O.P. Accumulator:
                        -----------------------------------------------------------------------------------------------



     4.2 Derrick Timbers

     4.3 Normal Strings of drill pipe and drill collars specified above.

     4.4 Conventional drift indicator.

     4.5 Circulating mud pits.

     4.6 Necessary pipe racks and rigging up material.

     4.7 Normal storage for mud and chemicals.

     4.8 Shale Shaker.

     4.9

     4.10

     4.11 Pump No. 3 PZ 10 unitized with one Caterpillar D-399 (available for use by

     4.12 Operator on Contractor Rigs 11, 12, 14, or 15)

     4.13

     4.14

     4.15

     4.16

     4.17

5. EQUIPMENT, MATERIALS AND SERVICES TO BE FURNISHED BY OPERATOR:

     The machinery, equipment, tools, materials, supplies, instrument, services and labor hereinafter listed, including any transportation required for such items, shall be provided at the well location at the expense of Operator unless otherwise noted by Contract.

     5.1 Furnish and maintain adequate roadway and/or canal to location, right-of-way, including rights-of-way for fuel and water lines, river crossings, highway crossings, gates and cattle guards.

     5.2 Stake location, clear and grade location, and provide turnaround, including surfacing when necessary.

     5.3     Test tanks with pipe and fittings.

     5.4     Mud storage tanks with pipe and fittings.

     5.5     Separator with pipe and fittings.

     5.6 Labor to connect and disconnect mud tank, test tank, and separator.

     5.7     Labor to disconnect and clean test tanks and separator.

     5.8 Drilling mud, chemicals, lost circulation materials and other additives.

     5.9     Pipe and connections for oil circulating lines.

     5.10    Labor to lay, bury and recover oil circulating lines.

     5.11 Drilling bits, reamers, reamer cutters, stabilizers and special tools.

     5.12    Contract fishing tool services and tool rental.

     5.13 Wire line core bits or heads, core barrels and wire line core catchers if required.

     5.14    Conventional core bits, core catchers and core barrels.

     5.15    Diamond core barrel with head.

     5.16    Cement and cementing service.

     5.17    Electrical wireline logging services.

     5.18    Directional, caliper, or other special services.

     5.19    Gun or jet perforating services.

     5.20    Explosives and shooting devices.

     5.21 Formation testing, hydraulic fracturing, acidizing and other related services.

     5.22    Equipment for drill stem testing.

     5.23    Mud logging services.

     5.24    Sidewall coring service.

     5.25 Welding service for welding bottom joints of casing, guide shoe, float shoe, float collar and in connection with installing of well head equipment if required.

     5.26 Casing, tubing, liners, screen, float collars, guide and float shoes and associated equipment.

     5.27    Casing scratchers and centralizers.

     5.28 Well head connections and all equipment to be installed in or on well or on the premises for use in connection with testing, completion and operation of well.

     5.29    Special or added storage for mud and chemicals.

     5.30 Casinghead, API series, to conform to that shown for the blowout preventers specified in Paragraph 4.1 above.

     5.31    Blowout preventer testing packoff.

     5.32    Casing Thread Protectors and Casing Lubricants.

     5.33    H(2)S training and equipment as necessary or as required by law.

     5.34    Company man telephone

     5.35    PVT Equipment

     5.36    Potable water for Operator and Operator's subcontractors only

     5.37    Rotating Head (RBOP)

     5.38    Pull trucks in and out of location if necessary

     5.39

     5.40

     5.41

                                                              Revised June, 1994

6.EQUIPMENT, MATERIALS AND SERVICES TO BE FURNISHED BY DESIGNATED PARTY:

   The machinery, equipment, tools, materials, supplies, instruments, services, and labor listed as the following numbered items, including any transportation required for such items unless otherwise specified, shall be provided at the well location and at the expense of the party hereto as designated by an X mark in the appropriate column.

                                                                                                     TO BE PROVIDED BY AND
                                                                                                        AT THE EXPENSE OF

                                     Item                                                        OPERATOR             CONTRACTOR
 6.1  Cellar and runways ...................................................................        X
                                                                                              -----------------     ----------------
 6.2  Fuel (located at  ) ..................................................................        X
                                                                                              -----------------     ----------------
 6.3  Fuel Lines (length ) .................................................................                              X
                                                                                              -----------------     ----------------
 6.4  Water at source, including required permits ..........................................        X
                                                                                              -----------------     ----------------
 6.5  Water well, including required permits ...............................................        X
                                                                                              -----------------     ----------------
 6.6  Water lines, including required permits ..............................................        X
                                                                                              -----------------     ----------------
 6.7  Water storage tanks                    capacity ......................................                              X
                                                                                              -----------------     ----------------
 6.8  Labor to operate water well or water pump ............................................                              X
                                                                                              -----------------     ----------------
 6.9  Maintenance of water well, if required .........................(labor only)..........                              X
                                                                                              -----------------     ----------------
 6.10 Water Pump ...........................................................................        X
                                                                                              -----------------     ----------------
 6.11 Fuel for water pump ..................................................................        X
                                                                                              -----------------     ----------------
 6.12 Mats for engines and boilers, or motors and mud pumps ................................
                                                                                              -----------------     ----------------
 6.13 Transportation of Contractor's property:
      Move in ..........................................................Expense of..........        X  Furnished by        X
                                                                                              -----------------     ----------------
      Move out .........................................................Expense of..........        X  Furnished by        X
                                                                                              -----------------     ----------------
 6.14 Materials for "boxing in" rig and derrick ............................................                               X
                                                                                              -----------------     ----------------
 6.15 Special Strings of drill pipe and drill collars as follows:
                                                                                                    X
      -----------------------------------------------------------------------------           -----------------     ----------------

      -----------------------------------------------------------------------------           -----------------     ----------------

      -----------------------------------------------------------------------------           -----------------     ----------------
 6.16 Kelly joints, subs, elevators, tongs and slips for use with
      special drill pipe ...................................................................        X
                                                                                              -----------------     ----------------
 6.17 Drill pipe protectors for Kelly joint and each joint
      of drill pipe running inside of Surface Casing as required,
      for use with normal strings of drill pipe ............................................        X
                                                                                              -----------------     ----------------
 6.18 Drill pipe protectors for Kelly joint and drill pipe running
      inside of Protection Casing ..........................................................        X
                                                                                              -----------------     ----------------
 6.19 Rate of penetration recording device .............................(4 pen).............                               X
                                                                                              -----------------     ----------------
 6.20 Extra labor for running and cementing casing (Casing crews) ..........................        X
                                                                                              -----------------     ----------------
 6.21 Casing tools .........................................................................        X
                                                                                              -----------------     ----------------
 6.22 Power casing tongs ...................................................................        X
                                                                                              -----------------     ----------------
 6.23 Laydown and pickup machine ...........................................................        X
                                                                                              -----------------     ----------------
 6.24 Tubing Tools .........................................................................        X
                                                                                              -----------------     ----------------
 6.25 Power tubing tong ....................................................................        X
                                                                                              -----------------     ----------------
 6.26 Crew Boats, Number ...................................................................                    NA
                                                                                              -----------------     ----------------
 6.27 Service Barge ........................................................................                    NA
                                                                                              -----------------     ----------------
 6.28 Service Tug Boat .....................................................................                    NA
                                                                                              -----------------     ----------------
 6.29 Rat Hole .............................................................................        X
                                                                                              -----------------     ----------------
 6.30 Mouse Hole ...........................................................................        X
                                                                                              -----------------     ----------------
 6.31 Reserve Pits .........................................................................        X
                                                                                              -----------------     ----------------
 6.32 Upper Kelly Cock .....................................................................                               X
                                                                                              -----------------     ----------------
 6.33 Lower Kelly Valve ....................................................................                               X
                                                                                              -----------------     ----------------
 6.34 Drill Pipe Safety Valve ..............................................................                               X
                                                                                              -----------------     ----------------
 6.35 Inside Blowout Preventer .............................................................                               X
                                                                                              -----------------     ----------------
 6.36 Drilling hole for or driving for conductor pipe ......................................        X
                                                                                              -----------------     ----------------
 6.37 Charges, cost of bonds for public roads ..........................Expense of..........        X  Furnished by       X
                                                                                              -----------------     ----------------
 6.38 Cost of all labor and material to clean rig after use of oil-base mud ................        X
                                                                                              -----------------     ----------------
 6.39 Portable Toilet ......................................................................                               X
                                                                                              -----------------     ----------------
 6.40 Trash Receptacle .....................................................................        X
                                                                                              -----------------     ----------------
 6.41 Linear Motion Shale Shaker ...........................................................                               X
                                                                                              -----------------     ----------------
 6.42 Shale Shaker Screens .................................................................        X
                                                                                              -----------------     ----------------
 6.43 Mud Cleaner ..........................................................................        X
                                                                                              -----------------     ----------------
 6.44 Mud/Gas Separator ....................................................................        X
                                                                                              -----------------     ----------------
 6.45 Desander .............................................................................                               X
                                                                                              -----------------     ----------------
 6.46 Desilter .............................................................................                               X
                                                                                              -----------------     ----------------
 6.47 Degasser .............................................................................                               X
                                                                                              -----------------     ----------------
 6.48 Centrifuge ...........................................................................        X
                                                                                              -----------------     ----------------
 6.49 Rotating Head ........................................................................        X
                                                                                              -----------------     ----------------
 6.50 Rotating Head Rubbers ................................................................        X
                                                                                              -----------------     ----------------
 6.51 Hydraulic Adjustable Choke ...........................................................        X
                                                                                              -----------------     ----------------
 6.52 Pit Volume Totalizer .................................................................        X
                                                                                              -----------------     ----------------
 6.53 Communications, type .................................................................        X
                                                                                              -----------------     ----------------
 6.54 Forklift, capacity ...............................................Expense of..........        X  Furnished by       X
                                                                                              -----------------     ----------------
 6.55 Corrosion Inhibitor for protecting drill string ......................................        X
                                                                                              -----------------     ----------------
 6.56 Corrosion Rings ......................................................................                              X
                                                                                              -----------------     ----------------
 6.57 Rig Specific SPCC Plan ...............................................................                              X
                                                                                              -----------------     ----------------
 6.58
      -----------------------------------------------------------------------------           -----------------     ----------------





                 (U.S. Daywork Contract - Exhibit "A" Page 3)

7.      OTHER PROVISIONS:

 A.     Drill String Inspection and Repair

        Operator will pay for the original inspection of the 5" drill pipe and components and periodic inspections during the term of the contract, and Contractor will pay for the last inspection of the 5" drill pipe. It is further agreed upon that the Operator will repair or replace in like kind damaged drill pipe and collars, excluding normal wear and tear.

B.      Performance Agreement

        Notwithstanding anything to the contrary provided in Paragraph 6.3, if Operator is dissatisfied with the quality or efficiency of Contractor's work hereunder, Operator shall give Contractor written notice of any such deficiencies. Contractor shall have fifteen (15) days from receipt of such notice in which to remedy any such deficiencies. If at the end of the fifteen (15) day period Contractor has not remedied such deficiencies to the reasonable satisfaction of the Operator, Operator may request Contractor to provide a replacement rig; if Contractor is not able to provide a replacement rig to the reasonable satisfaction of the Operator, Operator may terminate this contract at the end of the current well without further liability, except as to payment for work already performed, charges incurred prior to termination, any demobilization payment and any indemnity owed.

7.2     Forklift

        Contractor will provide and maintain a forklift at an additional cost of $60.00 per day.

7.3     Oil Base Mud

  a) While on oil base mud, Operator will reimburse Contractor $10.00 per day per man for "oil base pay". Operator also agrees to pay for all rubber goods that need replacing due to contact with oil base mud.

  b) Upon completion of any well on which oil base mud is used, Operator will supply and pay for the necessary steam cleaning equipment and solvents to jet and clean the pits, and clean the rig, after it has been released. Operator agrees to pay the Contractor $2,700.00 per day for the labor.

7.4     Shale Shaker Maintenance and Screens

        Operator will provide all shale shaker screens. Contractor will provide necessary repairs and maintenance on both linear motion shakers to minimize any abnormal screen usage.

7.5     Standby Rate

  a) Full Crew For standby time while waiting on orders or equipment to be furnished by the Operator, a standby rate of $5,000 per twenty-four (24) hour day with full crew.

  b) Guard Only Operator shall be permitted to order Contractor to standby with guard only for 6 days between each well (45 cumulative days maximum during the 2 year term and 45 cumulative days during the extended term - if contract is extended under 6.2) without compensation to Contractor; after 6 days between wells and/or 45 cumulative standby with guard only, Operator shall be required to pay $3,200 per twenty-four (24) hour day.

7.6     Annual Dayrate Adjustment

        The Daywork Rates described in Sections 4 and 23.2 and the Standby Rates described in Section 7.5 shall be reviewed by Operator and Contractor beginning November 1 each year this contract remains in effect so as to cause the Rates to be adjusted to approximately $100 per day less than average current market Rates for the areas of operation. Beginning on such dates, Operator and Contractor shall mutually attempt in good faith, to negotiate appropriate revisions in Rates (Rates may only be revised upward under this provision). If, after ten days, Operator and Contractor have not been able to mutually agree on appropriate revisions in Rates, Contractor shall give written notice to Operator of Contractor's proposed Revised Rates. Upon receipt of such notice, Operator shall have 10 days to reply in writing to Contractor; Operator may accept the Revised Rates as proposed by Contractor or propose alternate Rates (such revised Rates from Operator must be greater or equal to Rates then in effect under this contract). Contractor shall have 10 days to accept such Rates as proposed by Operator or terminate this contract at the end of the current well without further liability and shall not be entitled to further compensation, except as to pay for work already performed, charges incurred prior to termination plus demobilization as specified in Paragraph 4.2. Any Rate revisions pursuant to this paragraph shall apply to wells spudded after each December 1 that the Contractor remains in effect.

7.7     Rig Crew

        A full crew shall consist of 5 members for each tour of duty.

  a)    Short Crew

        If the rig is operating with a short crew, Contractor's day rate may be reduced as follows:

                Number of Crew                  Day Rate
                Members Short                   Reduction
                --------------                  ---------
                      1                         $ 20 per hour
                      2                         $ 40 per hour
                      3                         $125 per hour
                      4 or more                 Operations are considered
                                                to be shut down


  b)    6 Man Crew

        Contractor may operate the rig with a crew consisting of 6 or more members. In such event, Contractor will charge Operator $8 per hour (limited to 12 hours per 24 hour period) for each hour the rig crew consists of 6 or more members.

7.8     Equipment Operating Limits

        Operator agrees to limit utilization of Contractor's equipment to 90% of the manufacturer's specification and ratings.

7.9     BOP Installation

        Operator will pay a maximum of 12 hours daywork (24 hours for initial) for nipple up of Contractor provided BOP equipment, after the head has cooled from welding, or after the B Section has been installed. This excludes testing, mud/gas separator hook-ups, or manifold rig up.

7.10 Contractor will observe lock out/tag out policy while working on electrical equipment.

7.11 The allowable shutdown time of four (4) hours per occurrence and 18 hours per month shall be increased to six (6) hours per occurrence and 24 hours per month if contractor provides a top-drive as part of the rig inventory.

     The allowable shutdown time of six (6) hours per occurrence and 24 hours per month shall include repairs to the top-drive, and shall be prorated in the event Contractor works less than a full calendar month while on daywork.

     During the first 30 days of operation for rigs 15, 16 and 22, the allowed shutdown time will be zero (0) hours.




See Contract Page 5, paragraph 23.1

                                                              Revised June, 1994





                                  EXHIBIT "B"
                              (See Paragraph 8.3)


The following clauses, when required by law, are incorporated in the Contract by reference as if fully set out:

(1) The Equal Opportunity Clause prescribed in 41 CFR 60-1.4.

(2) The Affirmative Action Clause prescribed in 41 CFR 60-250.4 regarding veterans and veterans of the Vietnam era.

(3) The Affirmative Action Clause for handicapped workers prescribed in 41 CFR 60-741.4.

(4) The Certification of Compliance With Environmental Laws prescribed in 40 CFR 15.20.





                 (U.S. Daywork Contract - Exhibit "B" Page 1)

OPERATOR'S ADDENDUM

CONTINUATION OF PARAGRAPH 5.2 OF THE CONTRACT

5.2 Notwithstanding anything to the contrary contained herein, payment of any such bills shall not prejudice the right of Operator to protest or question the correctness thereof.

        Operator, upon notice in writing to Contractor, shall have the right to audit Contractor's accounts and records relating to the Contract for any calendar year within the twenty-four (24) month period following the end of such calendar year; provided, however, the making of an audit shall not extend the time for taking of written exception to and the adjustments of accounts as provided above. The audits shall not be conducted more than once each year without the prior approval of Contractor, and shall be made at the expense of the Operator. The Contractor shall reply in writing to an audit report within 180 days after receipt of such report.

REPLACEMENT PARAGRAPHS 14.8 AND 14.9 OF THE CONTRACT

14.8 CONTRACTOR'S INDEMNIFICATION OF OPERATOR: Contractor shall release Operator of any liability for, and shall protect, defend and indemnify Operator, its officers, directors, employees and joint owners from and against all claims, demands, and causes of action of every kind and character, without limit and without regard to the cause or causes thereof or the negligence of any party or parties, arising in connection herewith in favor of Contractor's employees or Contractor's subcontractors or their employees, or Contractor's invitees (collectively the "Contractor's Parties"), on account of bodily injury, death or damage to property. Contractor shall further release Operator of any liability for, and protect, defend and indemnify Operator, it officers, directors, employees and joint owners from and against all claims, demands and causes of action of every kind and character, without limit, arising in connection herewith in favor of any third party or parties (excluding "Operator's Parties") on account of bodily injury, death or damage to property caused by the negligent or willful acts of Contractor's Parties. Likewise, Contractor shall be responsible for and shall protect, defend and indemnify Operator, it officers, directors, employees and joint owners from and against any fines or sanctions imposed by any governmental agency or authority arising from any unlawful act or acts committed by Contractor's Parties while in the course of performance of this Contract. Contractor's indemnity under this paragraph shall be without regard to and without any right to contribution from any insurance maintained by Operator pursuant to Paragraph 13. If it is judicially determined that the monetary limits of insurance required hereunder or of the indemnities voluntarily assumed under Paragraph 14.8 (which Contractor and Operator hereby agree will be supported either by available liability insurance, under which the insurer has no right of subrogation against the indemnities, or voluntarily self-insured, in part or whole) exceed the maximum limits permitted under applicable law, it is agreed that said insurance requirements or indemnities shall automatically be amended to conform to the maximum monetary limits permitted under such law. The provisions of this paragraph shall be subject to those contained elsewhere in this contract (including Paragraph 14.11); in case of conflict, the other provisions of this contract shall govern.

14.9 OPERATOR'S INDEMNIFICATION OF CONTRACTOR: Operator shall release Contractor of any liability for, and shall protect, defend and indemnify Contractor, it officers, directors, employees and joint owners from and against all claims, demands, and causes of action of every kind and character, without limit and without regard to the cause or causes thereof or the negligence of any party or parties, arising in connection herewith in favor of Operator's employees or Operator's contractors or their employees, or Operator's invitees, (collectively "Operator's Parties") other than those parties identified in Paragraph 14.8 on account of bodily injury, death or damage to property. Operator shall further release Contractor of any liability for, and protect, defend and indemnify Contractor, it officers, directors, employees and joint owners from and against all claims, demands and causes of action of every kind and character, without limit, arising in connection herewith in favor of any third party or parties (excluding "Contractor's Parties") on account of bodily injury, death or damage to property caused by the negligent or willful acts of Operator's Parties. Likewise, Operator shall be responsible for and shall protect, defend and indemnify Contractor, its officers, directors, employees and joint owners from and against any fines or sanctions imposed by any governmental agency or authority arising from any unlawful act or acts committed by Operator's Parties while in the course of performance of this contract. Operator's indemnity under this paragraph shall be without regard to and without any right to contribution from any insurance maintained by Contractor pursuant to Paragraph 13. If it is judicially determined that the monetary limits of insurance required hereunder or of the indemnities voluntarily assumed under Paragraph 14.9 (which Contractor and Operator hereby agree will be supported either by available liability insurance, under which the insurer has no right of subrogation against the indemnities, or voluntarily self-insured, in part or whole) exceed the maximum limits permitted under applicable law, it is agreed that said insurance requirements or indemnities shall automatically be amended to conform to the maximum monetary limits permitted under such law. The provisions of this paragraph shall be subject to those contained elsewhere in this contract (Paragraph 14.11); in case of conflict, the other provisions of this contract shall govern.





                                CHESAPEAKE OPERATING, INC.

                                FOR CONTRACTOR /s/ ILLEGIBLE
                                               ------------------------

                                FOR OPERATOR /s/ ILLEGIBLE
                                             --------------------------